UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

MARINE PRODUCTS CORPORATION

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IMPORTANT INFORMATIONYour Vote Counts!PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.As a stockholder, it is important for you to vote! On the back of this Notice, you will find a summary of the proposals being voted on at the Annual Meeting along with the Board of Directors’ recommendations.This communication is NOT a form for voting and presents only an overview of the more complete proxy materials available to you on the Internet or by mail. We encourage you to access and review all the important information contained in the proxy materials which include instructions on how to vote your shares.The Proxy Materials, which include the 2020 Annual Report, 2021 Proxy Statement and the Proxy Card, are available at:https://www.proxy-direct.com/geo-31977If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper Proxy Materials will be mailed to the address on file within 3 business days of receipt of the request. Please make your request as soon as possible, but no later than April 16, 2021, to facilitate timely delivery. The Annual Meeting of Stockholders for MARINE PRODUCTS CORPORATION, for Stockholders as of March 1, 2021, will be held on April 27, 2021, at 12:00 Noon, local time, at 2170 Piedmont Road, NE, Atlanta, Georgia 30324.ONLINE PROXY MATERIALS ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. AT NO CHARGE TO YOU.YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.MPC_31977_NA_030821Annual Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions. inininsinstructions.Important Notice Regarding the Availability of Proxy Materials for the MARINE PRODUCTS CORPORATION

The Annual Meeting is being held to consider and vote on the following proposals:THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 1 AND 2:1. To elect three Class II Nominees (term expiring 2024) to the Board of Directors:01. Gary W. Rollins02. Richard A. Hubbell03. Harry J. Cynkus2. To ratify the appointment of Grant Thornton LLP as independent registered public accounting firm of the Company for the fiscal year endingDecember 31, 2021.To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment of the meeting.If you wish to attend the Annual Meeting, please follow the instructions in the Proxy Materials and bring this Notice and proper identification with you to the Annual Meeting. Please refer to the Proxy Materials for further details on the proposals and for instructions on how to vote your shares.Common Questions about Notice and AccessWhy am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?Your company has elected to utilize a distribution model authorized by the Securities and Exchange Commission in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a stockholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet or request a full set of printed materials for this Stockholder Meeting and all future meetings, or you can make that choice on a case by case basis.How do I access the materials, set my preference for future stockholder meeting materials and record my vote?On the front side of this Notice are easy to follow instructions on how to access the Proxy Materials electronically or request a full set of printed materials. Once you are on the website (https://www.proxy-direct.com/geo-31977) or ordering on the phone (1-877-816-5331), you can also make your selection for future meetings.When you are ready to vote, electronic voting is available by Internet or touch tone phone by using the Control Number and Security Code on the front of this Notice. The touch tone phone number for voting is different from the ordering phone number and is displayed on the website. If you want to vote via mail, you will need to request a paper copy of the Proxy Materials to receive a Proxy Card and return envelope.If I request printed Proxy Materials, how long will it take for me to receive them?The SEC requires that the materials be sent via first class mail within three business days of receipt of your request.MPC_31977_NA_030821